                                                                   Exhibit 10.83


                                   INDENTURE



                           dated as of June 30, 2000



                                    between



                       S-BNK DORCHESTER OPERATIONS, LLC,
                                  as Issuer,


                                      and


                  First Security Bank, National Association,
                             as Indenture Trustee


                                10.20% A-I Note
                               due June 30, 2005

                                12.18% A-2 Note
                               due June 30, 2020





                                   Property:
                          6367, Dorchester Operations
                                    Suffolk
                           Dorchester, Massachusetts
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INDENTURE (this "Indenture"), dated as of June 30, 2000, by and between S-BNK
DORCHESTER OPERATIONS, LLC, a Delaware limited liability company having an address at 84 11 Preston Road, Suite 850, Dallas, Texas, 75225, as issuer (the "Issuer"), and First Security Bank, National Association, a national banking association organized under the laws of the United States having an address at 79 South Main Street, Third Floor, Salt Lake City, Utah 84 111, as indenture trustee (the "Indenture Trustee").

                                   RECITALS

          Reference is hereby made to the Standard Terms and Conditions with respect to this Indenture attached as Annex A hereto and incorporated herein (the "Standard Terms and Conditions"). The terms and conditions of this Indenture are set forth in the Standard Terms and Conditions.

          The issuer has duly authorized the issue of its A-I Note in the principal amount of $45,746,038 and its A-2 Note in the principal amount of $31,199,288; which A-1 Note and A-2 Note are secured by the Mortgage, the Assignment of Lease and the other Security Documents.

          The A-1 Note will bear interest at a per annum rate equal to 10.20% and the A-2 Note will be interest a per annum rate equal to 12.18%. Interest on each of the A-1 Note and A-2 Note will be computed based on a 360-day year of twelve 30-day months.

          The issuer is the owner of the Property described in the Mortgage.

          The Issuer has leased the Property to the Lessee, pursuant to the Lease.

          The Issuer desires by this Indenture, among other things, to provide for the issue by the issuer to the Indenture Trustee of the Secured Notes, to be sold to the Pass-Through Trustee pursuant to the Note Purchase Agreement.

          NOW, THEREFORE, in consideration of the premises, the covenants contained herein and the purchase and acceptance of the Secured Notes and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be bound hereby, the issuer agrees with the Indenture Trustee, for the equal and proportionate benefit of the Holders, as follows:

          SECTION 1. Recitals. The Recitals of this Indenture are incorporated by reference herein.

          SECTION 2. Standard Terms and Conditions. The Standard Terms and Conditions are incorporated by reference herein, provided, that the Standard Terms and Conditions are hereby amended to add the following sentence to the end of Section 23.04: "Notwithstanding anything in this Indenture to the contrary, with respect to the sublease (the "Sublease") between the Lessee and Fleet National Bank ("Fleet"), if the Issuer has withheld its consent with respect to any agreement between the Lessee and Fleet regarding the determination of the Rent for any Extended Term (as such terms are defined in the Sublease) or the Lessee's selection of an appraiser (under Exhibit D to the Sublease) to determine the Rent for any Extended Term, the Indenture Trustee shall not require the Issuer to grant such consent."
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     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed under seal and delivered this Indenture as of the date first above written.



                              ISSUER:

                              S-BNK DORCHESTERPERATIONS,
                                    LLC
                                    A Delaware limited liability company


                              By: /s/ Joe C. Longbotham
                                  ---------------------
                              Name: Joe C. Longbotham
                              Title: Manager

                              INIDENTURE TRUSTEE:

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION,
                                    as Indenture Trustee and not in its
                                    individual capacity

                              By: /s/ Nancy M. Dahl
                                  -----------------
                              Name: Nancy M. Dahl
                              Title: Vice President